Liabilities in Respect of IIA Grants	12 Months Ended
Dec. 31, 2025
Disclosure of israeli innovation authority grants [Abstract]
Liabilities in Respect of IIA Grants
Note 14:	Liabilities in Respect of IIA Grants

	December 31
	2025	2024

Balance as of January 1,	8,343	7,803
Royalties	(185)	(212)
Amounts carried to Profit or Loss	380	752
Balance as of December 31,	8,538	8,343

Current maturities	(247)	(194)
Long term liabilities in respect of IIA grants	8,291	8,149

The Company is committed to pay royalties to the IIA up to the total grants received plus the applicable accrued interest. The total amount of grants received from IIA including accrued interest, net of royalties as of December 31, 2025, is approximately $14,142, while the amortized cost of this liability as of that date is $8,538, discounted to its present value.

The fair value of liabilities in respect of IIA grants with fixed interest is based on a calculation of the present value of the cash flows at the interest rate for a loan with similar terms. The Company used a discount rate of 12% based in part on the Company’s estimation at the time of the Company’s recognition of the IIA grants which approximate the fair value at the respective balance sheet date.